UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 5, 2019 (January 31, 2019)

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 N Mopac Expy Bldg 3 Austin, Texas	78759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12-b2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 31, 2019, National Western Life Insurance Company (“NWLIC”), a wholly owned subsidiary of National Western Life Group, Inc. (“Company”), completed the previously announced acquisition of Ozark National Life Insurance Company (“Ozark National”) and N.I.S. Financial Services, Inc. (“NIS”) from CNS Corporation pursuant to the terms of the Stock Purchase Agreement dated October 3, 2018.

The Stock Purchase Agreement contains customary representations, warranties, and covenants by NWLIC and CNS Corporation. The Stock Purchase Agreement also provides for certain indemnification rights following the closing of the transaction that are customary for a transaction of this nature, subject to certain limitations set forth in the agreement.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 4, 2018, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 1, 2019, the Company issued a press release announcing the completion of the acquisition of Ozark National and NIS. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities under such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

( a )     Financial statements of businesses acquired.

Ozark National has not previously prepared financial statements in accordance with generally accepted accounting principles (“GAAP”). Pursuant to Item 9.01(a)(1) and the requirements of Regulation S-X, the Company will determine the significance of the GAAP basis financial statements of Ozark National and NIS in relation to the Company’s 2017 financial results included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and will file financial statements, if required, by amendment to this Current Report on Form 8-K no later than 71 days after the date of this Current Report on Form 8-K is required to be filed.

( b )     Pro forma financial information.

Ozark National has not previously prepared financial statements in accordance with generally accepted accounting principles (“GAAP”). Pursuant to Item 9.01(b)(1) and the requirements of Regulation S-X, the Company will determine the significance of the GAAP basis financial statements of Ozark National and NIS in relation to the Company’s 2017 financial results included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and will file pro forma financial information, if required, by amendment to this Current Report on Form 8-K no later than 71 days after the date of this Current Report on Form 8-K is required to be filed.

( d )     Exhibits

Exhibit No.	Description

99.1	Press Release dated February 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: February 5, 2019	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBT INDEX

Exhibit	Description

99.1	Press Release of National Western Life Group, Inc. issued February 1, 2019